UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

T Series Middle Market Loan Fund LLC
(Exact name of registrant as specified in its charter)

Delaware	814-01453	27-0279273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2023, T Series Financing SPV LLC (“T Series SPV LLC”), a wholly owned subsidiary of T Series Middle Market Loan Fund LLC (the “Company”) and Barclays Bank PLC (“Barclays”), among others, entered into an amendment and restatement (the “Amended Credit and Security Agreement”) of that certain Credit and Security Agreement, initially dated as of March 7, 2022, with T Series SPV LLC, as the borrower, the lenders party thereto (the “Lenders”), Barclays, as the administrative agent for the Lenders, the Company, as the servicer and retention provider, and State Street Bank & Trust Company, as collateral administrator, collateral agent and securities intermediary (as amended, the “Barclays Funding Facility”). Pursuant to the Amended Credit and Security Agreement (among other changes), the final maturity date was extended to the earlier of (i) March 7, 2033 and (ii) on or after March 7, 2027, the date selected by Barclays as administrative agent in its sole discretion pursuant to a written notice to T Series SPV LLC (the “Repayment Date”) so long as, on the Repayment Date, the T Series SPV LLC has sufficient cash to repay all outstanding advances, accrued interest and accrued fees payable to the Lenders as of the Repayment Date and the Repayment Date is no earlier than 30 days following the date on which Barclays provides such written notice to T Series SPV LLC. The other material terms of the Barclays Funding Facility remain unchanged.

The description above is only a summary of the material provisions of the Amended Credit and Security Agreement and is qualified in its entirety by reference to the copy of the Amended and Restated Credit and Security Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10. 1 Amendment No 1 to the Credit and Security Agreement, dated as of March 7, 2022, among T Series Financing SPV, L.L.C., the Lenders Party thereto, State Street Bank and Trust Company, as Collateral Administrator, Collateral Agent Securities Intermediary, Barclays Bank Plc., as Administrative Agent, and T Series Middle Market Loan Fund LLC, as Servicer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2023	T Series Middle Market Loan Fund LLC

	By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer